Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
CIM Real Estate Finance Trust, Inc.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by CIM Real Estate Finance Trust, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of CMFT Net Lease Master Issuer, LLC Net-Lease Mortgage Notes, Series 2021-1.
The Company is responsible for the information provided to us, including the information set forth on the Statistical Data File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures

On June 4, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data as represented to us by the Company, as of the close of business February 28, 2021 (the “Statistical Data File”), with respect to 170 mortgaged properties and the related tenant leases (the “Properties”).

At your instruction, we performed certain comparisons and recomputations for each of the Properties relating to the “Characteristics” set forth on the Statistical Data File and indicated below.
Characteristics

1. Property ID
2. Property city
3. Property state
4. Property zip code
5. Year built
6. Raw land value
7. Consolidated appraised value
8. Appraisal date
9. Building area (sq. ft.)
10. Land area (acreage)
11. Initial lease rate
12. Property acquisition date
13. Tenant
14. Guarantor
15. Master lease (yes/no)
16. Lease term start date	17. Lease expiration year
18. Original lease term (months)
19. Date of last bump in rent
20. Date of next bump in rent
21. Rent increase type
22. Rent bump % cap
23. Tenant purchase option (yes/no)
24. Next lease renewal option date
25. Current consolidated payment
26. Most recent aggregate unit FCCR
27. NAICS industry group code
28. NAICS industry sector code
29. Industry sector
30. Industry
31. Concept

Member of
Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 11. to the corresponding information set forth on or derived from the “Appraisal.”
We compared Characteristic 12. to the corresponding information set forth on or derived from the “Settlement Statement.”
We compared Characteristics 13. through 25. to the corresponding information set forth on or derived from the lease agreement, master lease agreement or any amendments thereto (collectively, the “Lease Agreement”).
We compared Characteristic 26. to the corresponding information set forth on a query from the Company’s accounting system (the “FCCR Query”).
We compared Characteristics 27. and 28. to corresponding information set forth on a query from the Company’s asset management system (the “NAICS Code Query”).
At the instruction of the Company, we accessed the “US Census Bureau Website” (http://www.census.gov/naics/) on May 25, 2021. Using the NAICS industry group code and NAICS industry sector code (each as determined above), we compared Characteristics 29. and 30. to the corresponding information set forth on the US Census Bureau Website.
We compared Characteristic 31. to the corresponding information set forth on a query from the Company’s asset management system (the “Concept Query”).
The property documents described above, including and information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents. In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Property.
Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Property Documents.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties and related tenant leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.
It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.
Yours truly,
/s/ Deloitte & Touche LLP
June 7, 2021